UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2015

A. SCHULMAN, INC.
(Exact name of registrant as specified in its charter)

Delaware      0-7459     34-0514850
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

3637 Ridgewood Road, Fairlawn, Ohio     44333
(Address of principal executive offices)     (Zip Code)

(330) 666-3751
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 3, 2015, A. Schulman, Inc. made a presentation to a group of industry analysts and investors at the KeyBanc Basic Materials and Packaging Conference. A copy of the presentation first used at the event is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and in Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Investor Presentation, dated September 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By: /s/ David C. Minc
David C. Minc
Executive Vice President, Chief Legal Officer and Secretary

Date: September 3, 2015